UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2006
CLECO CORPORATION
(Exact name of registrant as specified in its charter)
Louisiana	1-15759	72-1445282
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
2030 Donahue Ferry Road
Pineville, Louisiana	71360-5226
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (318) 484-7400
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⁫ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⁫ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⁫ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⁫ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

            Effective April 21, 2006 and in connection with the retirement of Ray B. Nesbitt, who has served as a director of Cleco Corporation (the "Company") since 2001 and has reached the retirement age for outside directors specified in the Company's Bylaws, the Board of Directors of the Company amended the Company's Bylaws to decrease the number of directors serving on the board to ten.  Prior to the amendment, the Bylaws provided for eleven directors to serve on the board.  The text of the amendment is filed as an exhibit to this Current Report.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibit.

The following exhibit is filed herewith:

3.1 Text of the Amendment to the Bylaws of Cleco Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CLECO CORPORATION

Date: April 27, 2006	By: /s/ Judy P. Miller
Judy P. Miller
Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit Description

3.1	Text of the Amendment to the Bylaws of Cleco Corporation.